EXHIBIT 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Budget Group, Inc.’s previously filed Registration Statement File Nos. 333-82749 and 333-50086.

Orlando, Florida,
June 24, 2002